Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Miller and Agnieszka M. Gallagher, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2021, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 10, 2022.

/s/ Mara G. Aspinall Signature
Mara G. Aspinall Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Miller and Agnieszka M. Gallagher, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2021, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 10, 2022.

/s/ Michael Celano Signature
Michael Celano Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Miller and Agnieszka M. Gallagher, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2021, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 10, 2022.

/s/ James. A. Datin Signature
James A. Datin Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Miller and Agnieszka M. Gallagher, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2021, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 10, 2022.

/s/ Nancy J. Gagliano, M.D. Signature
Nancy J. Gagliano, M.D. Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Miller and Agnieszka M. Gallagher, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2021, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 10, 2022.

/s/ Eamonn P. Hobbs Signature
Eamonn P. Hobbs Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Miller and Agnieszka M. Gallagher, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2021, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 10, 2022..

/s/Ronny B. Lancaster Signature
Ronny B. Lancaster Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Miller and Agnieszka M. Gallagher and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2021, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 10, 2022.

/s/ Lelio Marmora Signature
Lelio Marmora Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Miller and Agnieszka M. Gallagher and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2021, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 10, 2022.

/s/ David J. Shulkin Signature
David J. Shulkin Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Miller and Agnieszka M. Gallagher, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2021, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 10, 2022.

/s/ Stephen S. Tang, Ph.D. Signature
Stephen S. Tang, Ph.D. Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michele Miller and Agnieszka M. Gallagher, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OraSure Technologies, Inc., for the year ended December 31, 2021, and any and all amendments to such report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the undersigned effective as of February 10, 2022.

/s/ Anne C. Whitaker Signature
Anne C. Whitaker Print Name